UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2020

BANCORP 34, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37912	74-2819148
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 East 10th Street, Alamogordo, New Mexico		88310
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (575) 437-9334

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

      CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

      CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BCTF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01     Other Events

On February 26, 2020, the Board of Directors of Bancorp 34, Inc. announced the declaration of a $0.05 per share quarterly cash dividend payable on March 27, 2020 to stockholders of record as of March 13, 2020.

A copy of the press release announcing the quarterly cash dividend is attached as Exhibit 99 to this Current Report.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.          Exhibit

            99               Press release dated February 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCORP 34, INC.

DATE: February 26, 2020	By:/s/ Jan R. Thiry___________
Jan R. Thiry
Executive Vice President and Chief Financial Officer

BANK 34

500 E. 10th STREET

ALAMOGORDO, NM 88310

Contact: Jan R. Thiry

EVP/Chief Financial Officer

623.777.0570

j.thiry@bank34.com

FOR IMMEDIATE RELEASE – February 26, 2020

BANCORP 34, INC.

ANNOUNCES QUARTERLY CASH DIVIDEND

Alamogordo, NM – February 26, 2020 – Bancorp 34, Inc. (“Bancorp 34”) (NASDAQ: BCTF), the holding company for Bank 34, announced that its Board of Directors approved a quarterly cash dividend of $0.05 per share of common stock, payable on March 27, 2020 to shareholders of record as of the close of business on March 13, 2020.

This will be Bancorp 34’s fifth dividend since completing its mutual-to-stock conversion and related stock offering in October 2016. A special dividend of $1.25 per share was paid on May 9, 2018, and quarterly dividends of $0.05 per share were paid in June, September and December 2019. Future declarations of dividends are subject to the determination and discretion of Bancorp 34’s Board of Directors.

Jill Gutierrez, President and Chief Executive Officer of Bancorp 34, stated “The quarterly dividend program demonstrates confidence in our long-term financial prospects and our commitment to enhance shareholder value, while retaining enough operating earnings to invest in our business and maintain our strong capital position. It also reflects our continued efforts to actively manage our capital while maintaining capacity to support organic growth and ongoing operations.”

Forward-Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of Bancorp 34’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, general economic conditions, changes in interest rates, regulatory considerations, competition and the other risks described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Bancorp 34’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under federal securities laws.